                                                                     EXHIBIT 4.3

================================================================================

                              TRUSTMARK CORPORATION

                                       and

                        WILMINGTON TRUST COMPANY, Trustee

--------------------------------------------------------------------------------

                                    Indenture

                       Dated as of ____________ ___, 2003

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                          Subordinated Debt Securities

                              CROSS-REFERENCE TABLE
           Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

                                                              INDENTURE
TIA SECTION:                                                  SECTION:
------------                                                  --------
310  (a)(1)      ..........................................   6.10
     (a)(2)      ..........................................   6.10
     (a)(3)      ..........................................   Not Applicable
     (a)(4)      ..........................................   Not Applicable
     (a)(5)      ..........................................   6.10
     (b)         ..........................................   6.8, 6.10
     (c)         ..........................................   Not Applicable
311  (a)         ..........................................   6.11
     (b)         ..........................................   6.11
     (c)         ..........................................   Not Applicable
312  (a)         ..........................................   2.6
     (b)         ..........................................   11.3
     (c)         ..........................................   11.3
313  (a)         ..........................................   6.6
     (b)(1)      ..........................................   Not Applicable
     (b)(2)      ..........................................   6.6
     (c)         ..........................................   6.6
     (d)         ..........................................   6.6
314  (a)         ..........................................   3.4
     (b)         ..........................................   Not Applicable
     (c)(1)      ..........................................   11.4
     (c)(2)      ..........................................   11.4
     (c)(3)      ..........................................   Not Applicable
     (d)         ..........................................   Not Applicable
     (e)         ..........................................   11.5
     (f)         ..........................................   Not Applicable
315  (a)         ..........................................   6.1(b)
     (b)         ..........................................   6.5
     (c)         ..........................................   6.1(a)
     (d)         ..........................................   6.1(b)
     (e)         ..........................................   5.11
316  (a)         (last sentence)...........................   2.10
     (a)(1)(A)   ..........................................   5.5
     (a)(1)(B)   ..........................................   5.4
     (a)(2)      ..........................................   Not Applicable
     (b)         ..........................................   5.7
     (c)         ..........................................   Not Applicable
317  (a)(1)      ..........................................   5.8
     (a)(2)      ..........................................   5.9(a)
     (b)         ..........................................   2.5

318  (a)         ..........................................   11.1
     (b)         ..........................................   Not Applicable
     (c)         ..........................................   Not Applicable

-------------------------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
ARTICLE 1 -         DEFINITIONS AND INCORPORATION BY REFERENCE.............................................    1

   SECTION 1.1      DEFINITIONS............................................................................    1
   SECTION 1.2      INCORPORATION BY REFERENCE OF TIA......................................................    5
   SECTION 1.3      RULES OF CONSTRUCTION..................................................................    6

ARTICLE 2 -         THE SECURITIES.........................................................................    7

   SECTION 2.1      SECURITIES ISSUABLE IN SERIES..........................................................    7
   SECTION 2.2      FORM AND DATING........................................................................    9
   SECTION 2.3      EXECUTION AND AUTHENTICATION...........................................................   10
   SECTION 2.4      REGISTRAR AND PAYING AGENT.............................................................   11
   SECTION 2.5      PAYING AGENT TO HOLD MONEY IN TRUST....................................................   11
   SECTION 2.6      SECURITYHOLDER LISTS...................................................................   12
   SECTION 2.7      TRANSFER AND EXCHANGE..................................................................   12
   SECTION 2.9      OUTSTANDING SECURITIES.................................................................   15
   SECTION 2.10     DETERMINATION OF HOLDERS' ACTION.......................................................   15
   SECTION 2.11     TEMPORARY SECURITIES...................................................................   15
   SECTION 2.12     CANCELLATION...........................................................................   16
   SECTION 2.13     DEFAULTED INTEREST.....................................................................   16

ARTICLE 3 -         COVENANTS..............................................................................   16

   SECTION 3.1      PAYMENT OF SECURITIES..................................................................   16
   SECTION 3.2      MAINTENANCE OF OFFICE OR AGENCY........................................................   16
   SECTION 3.3      COMPLIANCE CERTIFICATE.................................................................   17
   SECTION 3.4      SEC REPORTS............................................................................   17
   SECTION 3.5      FURTHER INSTRUMENTS AND ACTS...........................................................   18

ARTICLE 4 -         CONSOLIDATION, MERGER, SALE AND LEASE..................................................   18

   SECTION 4.1      MERGER AND CONSOLIDATION OF COMPANY....................................................   18
   SECTION 4.2      SUCCESSOR SUBSTITUTED..................................................................   19

ARTICLE 5 -         DEFAULTS AND REMEDIES..................................................................   19

   SECTION 5.1      EVENTS OF DEFAULT......................................................................   19
   SECTION 5.2      ACCELERATION...........................................................................   21
   SECTION 5.3      OTHER REMEDIES.........................................................................   21
   SECTION 5.4      WAIVER OF PAST DEFAULTS................................................................   21
   SECTION 5.5      CONTROL BY MAJORITY....................................................................   21
   SECTION 5.6      LIMITATION ON SUITS....................................................................   22
   SECTION 5.7      RIGHTS OF HOLDERS TO RECEIVE PAYMENT...................................................   22
   SECTION 5.8      COLLECTION SUIT BY TRUSTEE.............................................................   22
   SECTION 5.9      TRUSTEE MAY FILE PROOFS OF CLAIM.......................................................   23
   SECTION 5.10     PRIORITIES.............................................................................   23
   SECTION 5.11     UNDERTAKING FOR COSTS..................................................................   24
   SECTION 5.12     WAIVER OF STAY OR EXTENSION LAWS.......................................................   24

ARTICLE 6 -         TRUSTEE................................................................................   24

   SECTION 6.1      DUTIES OF TRUSTEE......................................................................   24
   SECTION 6.2      RIGHTS OF TRUSTEE......................................................................   25
   SECTION 6.3      INDIVIDUAL RIGHTS OF TRUSTEE...........................................................   26
   SECTION 6.4      TRUSTEE'S DISCLAIMER...................................................................   26
   SECTION 6.5      NOTICE OF DEFAULTS.....................................................................   27
   SECTION 6.6      REPORTS BY TRUSTEE TO HOLDERS..........................................................   27
   SECTION 6.7      COMPENSATION AND INDEMNITY.............................................................   27
   SECTION 6.8      REPLACEMENT OF TRUSTEE.................................................................   28
   SECTION 6.9      SUCCESSOR TRUSTEE BY MERGER, ETC.......................................................   30
   SECTION 6.10     ELIGIBILITY; DISQUALIFICATION; CONFLICTING INTERESTS...................................   30
   SECTION 6.11     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY......................................   30

ARTICLE 7 -         SATISFACTION AND DISCHARGE OF INDENTURE................................................   31

   SECTION 7.1      DISCHARGE OF LIABILITY ON SECURITIES...................................................   31
   SECTION 7.2      TERMINATION OF COMPANY'S OBLIGATIONS...................................................   31
   SECTION 7.3      DEFEASANCE AND DISCHARGE OF INDENTURE..................................................   32
   SECTION 7.4      DEFEASANCE OF CERTAIN OBLIGATIONS......................................................   34
   SECTION 7.5      APPLICATION OF TRUST MONEY.............................................................   36
   SECTION 7.6      REPAYMENT TO COMPANY...................................................................   36
   SECTION 7.7      REINSTATEMENT..........................................................................   37
   SECTION 7.8      DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE
                    HELD IN TRUST: MISCELLANEOUS PROVISIONS................................................   37
   SECTION 7.9      TERMS AND CONDITIONS OF DEFEASANCE SUBJECT TO SECTION 2.1..............................   37

ARTICLE 8 -         AMENDMENTS AND SUPPLEMENTS.............................................................   37

   SECTION 8.1      WITHOUT CONSENT OF HOLDERS.............................................................   37
   SECTION 8.2      WITH CONSENT OF HOLDERS................................................................   38
   SECTION 8.3      COMPLIANCE WITH TRUST INDENTURE ACT....................................................   39
   SECTION 8.4      REVOCATION AND EFFECT OF CONSENTS......................................................   39
   SECTION 8.5      NOTATION ON OR EXCHANGE OF SECURITIES..................................................   39
   SECTION 8.6      TRUSTEE TO SIGN AMENDMENTS.............................................................   39
   SECTION 8.7      FIXING OF RECORD DATES.................................................................   40

ARTICLE 9 -         REDEMPTION.............................................................................   40

   SECTION 9.1      APPLICABILITY OF ARTICLE...............................................................   40
   SECTION 9.2      ELECTION TO REDEEM; NOTICE TO TRUSTEE..................................................   40
   SECTION 9.3      SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED......................................   40
   SECTION 9.4      NOTICE OF REDEMPTION...................................................................   41
   SECTION 9.5      DEPOSIT OF REDEMPTION PRICE............................................................   42
   SECTION 9.6      SECURITIES REDEEMED IN PART............................................................   42

ARTICLE 10 -        SUBORDINATION OF SECURITIES............................................................   42

   SECTION 10.1     SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS..........................................   42
   SECTION 10.2     PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.........................................   42
   SECTION 10.3     PAYMENT BLOCKAGE UPON ACCELERATION OF SENIOR
                    INDEBTEDNESS, ETC......................................................................   43

   SECTION 10.4     NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.........................................   44
   SECTION 10.5     PAYMENT PERMITTED IF NO DEFAULT........................................................   45
   SECTION 10.6     SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS................................   45
   SECTION 10.7     PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS............................................   45
   SECTION 10.8     TRUSTEE TO EFFECTUATE SUBORDINATION....................................................   46
   SECTION 10.9     NO WAIVER OF SUBORDINATION PROVISIONS..................................................   46
   SECTION 10.10    NOTICE TO TRUSTEE......................................................................   46
   SECTION 10.11    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION AGENT.........................   47
   SECTION 10.12    TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS...............................   47
   SECTION 10.13    RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                    PRESERVATION OF TRUSTEE'S RIGHTS.......................................................   47
   SECTION 10.14    ARTICLE APPLICABLE TO PAYING AGENTS....................................................   47

ARTICLE 11 -        MISCELLANEOUS..........................................................................   47

   SECTION 11.1     TRUST INDENTURE ACT CONTROLS...........................................................   47
   SECTION 11.2     NOTICES................................................................................   48
   SECTION 11.3     COMMUNICATION BY HOLDERS WITH OTHER HOLDERS............................................   48
   SECTION 11.4     CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.....................................   49
   SECTION 11.5     STATEMENTS REQUIRED IN CERTIFICATE OR OPINION..........................................   49
   SECTION 11.6     RULES BY TRUSTEE AND AGENTS............................................................   49
   SECTION 11.7     PAYMENT ON LEGAL HOLIDAYS..............................................................   49
   SECTION 11.8     SUCCESSORS; NO RECOURSE AGAINST OTHERS.................................................   50
   SECTION 11.9     DUPLICATE ORIGINALS....................................................................   50
   SECTION 11.10    GOVERNING LAW..........................................................................   50

                  INDENTURE, dated as of _____________ __, 2003, between Trustmark Corporation, a Mississippi corporation (the "Company"), and Wilmington Trust Company, a Delaware banking corporation (the "Trustee").

                  WHEREAS, the Company desires to issue subordinated debt securities in one or more series from time to time hereunder in an unlimited aggregate principal amount; and

                  WHEREAS, the Trustee desires to act as Trustee with respect to such securities;

                  NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of such securities or of series thereof:

             ARTICLE 1 - DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1       DEFINITIONS.

                  "Additional Securities" has the meaning ascribed thereto in
Section 2.1(c).

                  "Affiliate" of any specified Person means any other Person, directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means, with respect to any Series of Securities, any Registrar, Paying Agent, authenticating agent or additional paying agent appointed pursuant to this Indenture with respect to such Series.

                  "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company or any authorized committee thereof.

                  "Board Resolution" means a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Company to be a true, accurate and complete copy of such resolution that has been duly adopted by the Board of Directors and which is in full force and effect, without modification, on the date of such certification, delivered to the Trustee.

                  "Business Day" means each day which is not a Legal Holiday.

                  "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interests in a Person (other than a corporation).

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Common Stock" means the common stock, no par value, of the Company.

                  "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the terms and conditions of this Indenture and thereafter means the successor.

                  "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" means any interest on any Security which is payable, but is not punctually paid or duly provided for on any Interest Payment Date, such Defaulted Interest to accrue (except as otherwise provided in accordance with Section 2.1(b)) at the same rate per annum as interest accrued or accreted, as the case may be, on the Business Day immediately preceding such Interest Payment Date.

                  "Depository" means The Depository Trust Company, its nominees, and their respective successors until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder.

                  "Directors' Certificate" means a certificate signed by two members of the Board of Directors which contains a certification that (i) the matters described therein have been duly authorized and approved by appropriate Board Resolutions; and (ii) a copy of such Board Resolutions are attached to such certificate.

                  "Event of Default" has the meaning ascribed thereto in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect and, to the extent optional, adopted by the Company, on the date of the Indenture, consistently applied.

                  "Global Securities" has the meaning ascribed thereto in
Section 2.2(c).

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                  "Indebtedness" of any Person means, without duplication, (i) the principal in respect of indebtedness of such Person for money borrowed; (ii) the rental obligations under any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; (iii) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) and (ii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (iv) all obligations of the type referred to in clauses (i) through (iii) hereof of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise; and (v) all obligations of the type referred to in clauses (i) through (iv) hereof of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation on any date of determination being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured. The amount of Indebtedness of any Person at any date shall be, with respect to unconditional obligations, the outstanding balance at such date of all such obligations as described above and, with respect to any contingent obligations at such date, the maximum liability determined by such Person's board of directors, in good faith, as, in light of the facts and circumstances existing at the time, reasonably likely to be incurred upon the occurrence of the contingency giving rise to such obligation.

                  "Indenture" means, with respect to each Series of Securities, this Indenture as originally executed or as it is amended or supplemented from time to time by one or more indentures supplemental hereto entered into in accordance with the applicable provisions hereof or Directors Certificates delivered pursuant to Section 2.1(b) hereof, and shall include the terms of each particular Series of Securities established as contemplated by Section 2.1.

                  "Interest Payment Date" means, with respect to any Series, the stated maturity of an installment of interest on the Securities of such Series.

                  "Legal Holiday" means a Saturday, Sunday or a day on which banking institutions are not required to be open in the State of New York or the state or states in which the offices of the Trustee or the Paying Agent are located.

                  "Lien" means any mortgage, lien, pledge, charge, or other security interest or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                  "Notice of Default" has the meaning ascribed thereto in
Section 5.1.

                  "Officer" means the Chairman, the President, any Vice President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the Secretary, any Assistant Treasurer, any Assistant Secretary or the Controller or Principal Accounting Officer of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the President, the Treasurer or a Vice President. Each Officers' Certificate (other than certificates provided pursuant to TIA
Section 314(a)(4)) shall include the statements provided for in TIA Section 314(e), and in Section 11.5 hereof, as applicable.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee, in form and substance reasonably acceptable to Trustee. The counsel, if so acceptable, may be an employee of or counsel to the Company or the Trustee. Each such Opinion of Counsel shall include the statements provided for in TIA Section 314(e), if applicable.

                  "Paying Agent" has the meaning ascribed thereto in Section 2.4(a).

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  With respect to a Security, the term "principal" means the principal of the Security plus, if applicable, the premium on the Security due on the Stated Maturity or on a Redemption Date.

                  "Redemption Date" means, when used with respect to any Security of any Series to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" means, when used with respect to any Security of any Series to be redeemed, the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

                  "Registrar" has the meaning ascribed thereto in Section
2.4(a).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means unsecured debentures, notes or other evidence of indebtedness of the Company that are issued under and pursuant to the terms of this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Indebtedness" means any Indebtedness incurred, assumed or guaranteed by the Company, whether presently outstanding or incurred, assumed or guaranteed in the future, that is not by its express terms subordinated to the Securities.

                  "Series" has the meaning ascribed thereto in Section 2.1(a).

                  "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency).

                  "Subsidiary" means, as applied to any Person, any corporation, partnership, trust, association or other business entity of which an aggregate of at least 50% of the outstanding Voting Shares or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

                  "Successor Corporation" has the meaning ascribed thereto in
Section 4.1(a)(i).

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date first above written, except as provided in Section 8.3 hereof.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions hereof and thereafter means the successor serving hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to the Securities of that Series.

                  "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters or to whom any corporate trust matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) hereof are not callable or redeemable before the Stated Maturity thereof.

                  "Voting Shares," with respect to any corporation, means the Capital Stock having the general voting power under ordinary circumstances to elect at least a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

SECTION 1.2       INCORPORATION BY REFERENCE OF TIA.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC;

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Holder or Securityholder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings therein assigned to them.

SECTION 1.3       RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b) "generally accepted accounting principles" means, and any accounting term not otherwise defined has the meaning assigned to it and shall be construed in accordance with, GAAP;

                  (c)      "or" is not exclusive;

                  (d) words in the singular include the plural, and in the plural include the singular;

                  (e) any pronoun shall include the corresponding masculine, feminine and neuter forms;

                  (f) provisions apply to successive events and transactions;

                  (g)      "including" means "including, without limitation";

                  (h) a reference to any law or statute or component thereof includes reference to such law or statute as amended, re-enacted or replaced from time to time or any successor law or statute thereto, and any rule or regulation promulgated thereunder;

                  (i) unsecured debt shall not be deemed to be subordinate or junior to secured debt merely by virtue of its nature as unsecured debt;

                  (j) the principal amount of any non-interest bearing or other discount Security at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with GAAP; and

                  (k) the principal amount (if any) of any Preferred Stock shall be the greatest of (i) the stated value, (ii) the redemption price or
(iii) the liquidation preference of such Preferred Stock.

                           ARTICLE 2 - THE SECURITIES

SECTION 2.1       SECURITIES ISSUABLE IN SERIES.

                  (a) Securities may be issued hereunder in one or more series. The Securities of each series (a "Series") shall have identical terms but for authentication date, public offering price, denomination and, in the case of Additional Securities, issue date. Securities of any one Series need not be issued at the same time and, unless specifically provided otherwise, a Series may be reopened, without the consent of the Holders, from time to time for issuances of additional Securities of such Series.

                  (b) Securities issued hereunder shall be issued pursuant to authority granted by or pursuant to a Board Resolution and, prior to the issue hereunder of the first Securities of a Series, the Company shall set forth in a Directors' Certificate and deliver such Directors' Certificate to the Trustee, or establish in one or more indentures supplemental hereto, such of the following terms as shall be applicable to such Series:

                           (i)      the title, including CUSIP number and, if
applicable, ISIN and Common Code numbers, of the Series (which shall distinguish the Securities of such Series from all other Securities);

                           (ii)     any limit upon the aggregate principal
amount of the Securities of such Series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or for replacement of, or in lieu of, other Securities of that Series pursuant to Sections 2.7, 2.8, 2.11,
8.5 or 9.6);

                           (iii)    the date or dates on which the principal of
the Securities of the Series are payable;

                           (iv)     the rate or rates, or the method of
determination thereof, at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

                           (v)      the place or places where the principal of,
and interest on Securities of the Series shall be payable;

                           (vi)     the right or obligation, if any, of the
Company to redeem, purchase or repay the Securities of such Series pursuant to any right to do so contained in the Securities or pursuant to sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which the Securities of such Series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                           (vii)    the denominations in which the Securities of
such Series shall be issuable;

                           (viii)   if other than the principal amount thereof,
the portion of the principal amount of the Securities of such Series which shall be payable upon the declaration of acceleration of the maturity thereof pursuant to Section 5.2;

                           (ix)     any Events of Default or covenants with
respect to the Securities of such Series, if not set forth in this Indenture;

                           (x)      if other than those named herein, any other
depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to such Series;

                           (xi)     the stock exchanges or securities
associations, if any, on which the Securities will be listed or quoted and related information, including the office or agency appointed by the Company pursuant to Sections 2.4(a) and 3.2 and any Paying Agent or Registrar appointed pursuant to the requirements of such stock exchange or securities association;

                           (xii)    any applicable restrictions on the transfer
of any of the Securities of such Series;

                           (xiii)   if other than the currency of the United
States of America, the currency, currencies or currency units in which the principal of or interest, if any, on any Securities of the Series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

                           (xiv)    if applicable, the terms of any right or
obligation to convert Securities of the Series into, or to exchange Securities of the Series for, shares of Common Stock or other securities or property;

                           (xv)     whether the Securities of the Series are
subject to defeasance under Section 7.4, including any modification of the provisions of Sections 7.4, 7.5, 7.6, 7.7 or 7.8, or such other means of satisfaction and discharge as may be specified for a Series in addition to or in lieu of the provisions of Section 7.1, 7.2 or 7.3;

                           (xvi)    whether the Securities of the Series shall
be issued in whole or in part in the form of one or more Global Securities, the Depository for the Series, if other than The Depository Trust Company or its successors, and any circumstances in addition to or in lieu of those set forth in Section 2.7 in which any Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

                           (xvii)   the subordination provisions that will apply
to the Securities if different from the provisions of Article 10 hereof;

                           (xviii)  procedures, if any, for the transfer of
beneficial interest in the Securities of that Series that are different from, or in addition to, the procedures set forth herein; and

                           (xix)    any other terms of the Series (which terms
shall not be inconsistent with the provisions of this Indenture).

                  (c) Additional Securities of the same Series may be issued from time to time subsequent to the original issue date of any Securities of such Series (hereinafter called "Additional Securities") following the receipt by the Trustee of a Directors' Certificate pertaining to such Additional Securities, which Directors' Certificate will identify the Series to which such Additional Securities belongs and the issue date and aggregate principal amount of such Additional Securities. Any such Additional Securities shall be issued on original issue as provided in Section 2.3. Additional Securities, together with each prior and subsequent Securities of the same Series, shall constitute one and the same Series of Securities for all purposes under this Indenture.

SECTION 2.2       FORM AND DATING.

                  (a) The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A annexed hereto, which is part of this Indenture, with such appropriate insertions, omissions and other variations as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon, as the Officers executing the same may approve (such Officers' execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture. The Securities may have notations, legends or endorsements required by applicable law, stock exchange or securities association rule or usage. Each Security shall be dated the date of its authentication.

                  (b) The terms and provisions contained in the form of Securities annexed hereto as Exhibit A shall constitute, and are expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any term or provision of the Securities conflicts with the express provisions of this Indenture, the terms of this Indenture shall govern and be controlling.

                  (c) Securities issued in the form of one or more permanent global Securities in registered form, substantially in the form as above recited (the "Global Securities") shall be deposited with or on behalf of the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Each Global Security shall bear the global securities legend substantially in the form set forth in Exhibit A hereto and such legend or legends as may be required or reasonably requested by the Depository.

                  (d) The aggregate principal amount of the Global Securities may from time to time be increased or decreased, as applicable, by adjustments made on the records of the Depository or its nominee and the Trustee, as custodian for the Depository, at any time prior to cancellation, if, in accordance with this Indenture and the Securities (including any applicable restrictions on transfer) any beneficial interest in a Global Security is (i) exchanged for definitive registered Securities, (ii) redeemed, (iii) repurchased, (iv) cancelled, or (v) exchanged for a beneficial interest in another Global Security.

                  (e) The definitive registered Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any stock exchange or securities association on which the Securities may be listed or quoted, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.3       EXECUTION AND AUTHENTICATION.

                  (a) One Officer shall sign the Securities for the Company by manual or facsimile signature.

                  (b) If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  (c) A Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  (d) The Trustee shall authenticate Securities upon receipt of a written order of the Company signed by two Officers. Such order shall specify the Series and the amount of the Securities to be authenticated and the date on which such Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time is unlimited. In authenticating such Securities and in accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters) stating:

                           (i)      that the form or forms of such Securities
have been established in conformity with the provisions of this Indenture;

                           (ii)     that the terms of such Securities have been
established in conformity with the provisions of this Indenture; and

                           (iii)    that such Securities, when authenticated and
delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) The Trustee shall initially act as authenticating agent and may subsequently appoint another Person reasonably acceptable to the Company as authenticating agent to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company. Provided that the authentication agent has entered into an agreement with the Company concerning the authentication agent's duties, the Trustee shall not be liable for any act or any failure of the authenticating agent to perform any duty either required herein or authorized herein to be performed by such Person in accordance with this Indenture.

                  (f) The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.3 if the Trustee determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  (g) The Securities shall be issued only in registered form without coupons.

SECTION 2.4       REGISTRAR AND PAYING AGENT.

                  (a) The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any co-registrar, provided that there shall only be one register for each Series of Securities. So long as a Series of Securities is listed or quoted on a stock exchange or securities association, the Company shall maintain a co-registrar and a co-paying agent in such other locations, if any, as such stock exchange or securities association shall require.

                  (b) The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall promptly notify the Trustee of the name and address of any such agent and any change in the address of such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.7. The Company or any Subsidiary or Affiliate of the Company may act as Paying Agent, Registrar or transfer agent.

                  (c) The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

SECTION 2.5       PAYING AGENT TO HOLD MONEY IN TRUST.

                  On or prior to 11:00 a.m., New York City time, on each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum of money denominated in the currency of such payment, in immediately available funds, sufficient to pay such principal and interest in funds available when such becomes due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities) and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary or an Affiliate of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund for the benefit of the Securityholders. If the Company defaults in its obligation to deposit funds for the payment of principal and interest the Trustee may, during the continuation of such default, require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) shall have no further liability for the money delivered to the Trustee.

SECTION 2.6       SECURITYHOLDER LISTS.

                  The Trustee shall preserve in as current a form as reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Securityholders, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.7       TRANSFER AND EXCHANGE.

                  (a) The Securities shall be transferable only upon the surrender of a Security to the Registrar for registration of transfer. When a Security is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of
Section 8-401(a) of the Uniform Commercial Code are met (and the Registrar shall be entitled to assume such requirements have been met unless it receives written notice to the contrary) and, if so required by the Trustee or the Company, if the Security presented is accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Company, duly executed by the registered owner or by his or her attorney duly authorized in writing, in which case, the Registrar shall deliver, to or at the direction of such registered owner, one or more new Securities of the same Series, of any authorized denominations and of a like aggregate principal amount. When Securities are presented to the Registrar with a written request to exchange them for an equal principal amount of Securities of the same Series and of other authorized denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute a written order signed by two Officers ordering authentication and the Trustee, upon receipt of such order, shall authenticate Securities at the Registrar's request. The Depository shall, by acceptance of a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only (i) in accordance with this Indenture and the Securities represented by such Global Security and (ii) through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book entry.

                  (b) No service charge shall be made for any registration of transfer or exchange of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange pursuant to Section 2.11, 8.5 or 9.6).

                  (c) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest (subject to the record date provisions thereof) on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

                  (d) Notwithstanding any other provisions of this Section 2.7, unless and until it is exchanged in whole or in part for Securities of any Series in definitive registered form, a Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (e) If the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Securities of any Series or if at any time the Depository shall no longer be eligible under the next sentence of this paragraph (e), the Company shall appoint a successor Depository with respect to such Securities. Each Depository appointed pursuant to this Section 2.7 must, at the time of its appointment and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. The Company will execute a written order of the Company signed by two Officers ordering authentication, and the Trustee will authenticate and deliver, upon receipt of such order, Securities in definitive registered form without coupons in any authorized denominations representing Securities of a Series in exchange for such Global Security or Securities of such Series if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Securities of such Series or if at any time the Depository shall no longer be eligible to serve as Depository and a successor Depository for the Securities of such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility or (ii) an Event of Default with respect to the Securities of such Series has occurred and is continuing.

                  (f) The Company may at any time and in its sole discretion determine that the Securities of a Series shall no longer be represented by a Global Security or Securities. In such event the Company will execute a written order signed by two Officers ordering authentication, and the Trustee will authenticate and deliver, upon receipt of such order, Securities of such Series in definitive registered form without coupons in any authorized denominations representing such Securities in exchange for such Global Security or Securities.

                  (g) Upon the exchange of a Global Security for Securities in definitive registered form without coupons pursuant to either of paragraphs
(e) or (f) above, in authorized denominations, such Global Security shall be cancelled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.7 shall be registered in such names and in such authorized denominations as the Depository for such Global

Security, pursuant to written instructions from its direct or indirect participants, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

                  (h) No holder of a beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee or any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of any Security.

                  (i) The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of a Series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 9.3 and ending at the close of business on the day of such mailing or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (j) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

SECTION 2.8       REPLACEMENT SECURITIES.

                  (a) If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken and the Holder furnishes to the Company and the Trustee evidence to their satisfaction of such loss, destruction or wrongful taking, the Company shall issue a written order signed by two Officers ordering authentication and the Trustee shall, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser and upon receipt of such order, authenticate a replacement Security of the same Series if the requirements of this Indenture and of Section 8-405 of the Uniform Commercial Code are met (and the Registrar and the Trustee shall be entitled to assume such requirements have been met unless each of them receives written notice to the contrary) and if there is delivered to the Company and the Trustee such security or indemnity as may be required to save each of them harmless, satisfactory to the Company and the Trustee. The Company and the Trustee may charge the Holder, and the Holder shall pay as a condition to such issuance and authentication, for their expenses in replacing a Security.

                  (b) In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  (c) Every replacement Security of each Series is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

                  (d) The provisions of this Section 2.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

SECTION 2.9       OUTSTANDING SECURITIES.

                  (a) The Securities of each Series outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section
2.9 as not outstanding.

                  (b) If a Security is replaced or paid pursuant to Section 2.8, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to each of them that the replaced or paid Security is held by a bona fide purchaser.

                  (c) If all the principal and interest on any Securities of any Series are considered paid under Section 3.1, the Securities of such Series cease to be outstanding under this Indenture and interest on the Securities of such Series shall cease to accrue.

                  (d) If the Paying Agent (other than the Company or a Subsidiary or an Affiliate of the Company) holds in accordance with this Indenture on a maturity or redemption date money sufficient to pay all principal and interest due on that date with respect to Securities of any Series then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue (unless there shall be a default in such payment).

                  (e) Subject to Section 2.10, a Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security.

SECTION 2.10      DETERMINATION OF HOLDERS' ACTION.

                  In determining whether the Holders of the required principal amount of any Series of Securities have concurred in any direction, amendment, waiver or consent, Securities owned by or pledged to the Company, any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned or pledged shall be so disregarded.

SECTION 2.11      TEMPORARY SECURITIES.

                  Until definitive Securities of any Series are ready for delivery, the Company may prepare a written order signed by two Officers ordering authentication of temporary Securities and the Trustee, upon receipt of such order, shall authenticate temporary Securities of such Series. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare a written order signed by two Officers ordering authentication of definitive Securities and the Trustee, upon receipt of such order, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities of any Series shall be entitled to the same rights, benefits and privileges as definitive Securities of such Series.

SECTION 2.12      CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee, upon receipt of a written order of the Company signed by two Officers, shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall deliver to the Company a certificate of cancellation. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

SECTION 2.13      DEFAULTED INTEREST.

                  If the Company defaults in a payment of interest on the Securities of any Series, it shall pay Defaulted Interest, plus any interest payable on the Defaulted Interest to the extent permitted by applicable law, in any lawful manner. It may pay the Defaulted Interest to the Persons who are Securityholders on a subsequent special record date which date shall be at least five Business Days prior to the payment date. The Company shall fix the special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of and at the written direction of the Company) shall mail to Securityholders a notice that states the special record date, payment date and amount of interest to be paid.

                             ARTICLE 3 - COVENANTS

SECTION 3.1       PAYMENT OF SECURITIES.

                  The Company shall pay the principal of and interest on the Securities of each Series on the dates and in the manner provided in such Securities. The Company shall pay interest on overdue principal at the rate borne by or provided for in such Securities; it shall pay interest on overdue installments of interest at the rate borne by or provided for in such Securities to the extent lawful. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent (other than the Company or a Subsidiary or an Affiliate of the Company) has received from or on behalf of the Company money sufficient to pay all principal and interest then due in accordance with Section 2.5.

SECTION 3.2       MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in the Borough of Manhattan, the City of New York, and, in the case of Securities listed or quoted on a stock exchange or securities association, in such other locations, if any, as shall be required by such stock exchange or securities association, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.2. The Company initially appoints the Trustee as its agency for the foregoing purposes in the Borough of Manhattan, the City of New York.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.3       COMPLIANCE CERTIFICATE.

                  The Company shall, within 120 days after the close of each fiscal year in which Securities are outstanding hereunder, file with the Trustee an Officer's Certificate, provided that one Officer executing the same shall be the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of Securities hereunder to the end of the fiscal year in which the Securities were first issued hereunder, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of each such executing Officer, the Company has complied with and performed and fulfilled all covenants on its part contained in this Indenture and is not in Default in the performance or observance of any of the terms or provisions contained in this Indenture, and, if any such signer has obtained knowledge of any Default by the Company in the performance, observance or fulfillment of any such covenant, term or provision specifying each such Default and the nature thereof. For the purpose of this Section 3.3, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 3.4       SEC REPORTS.

                  (a)      The Company shall, to the extent required by TIA
Section 314(a), file with the Trustee, within 15 days after the filing with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, it shall, for so long as the Securities remain outstanding, file with the Trustee, within 15 days after the Company would have been required to file such documents with the SEC, copies of the annual reports and of the information, documents and other reports which the Company would have been required to file with the SEC if the Company had continued to be subject to such Sections 13 or 15(d). The Company also shall comply with the other provisions of TIA Section 314(a).

                  (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

SECTION 3.5       FURTHER INSTRUMENTS AND ACTS.

                  The Company (upon the reasonable request of the Trustee) will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to enable the Trustee to exercise and enforce its rights under this Indenture and to carry out more effectively the purpose of this Indenture.

                ARTICLE 4 - CONSOLIDATION, MERGER, SALE AND LEASE

SECTION 4.1       MERGER AND CONSOLIDATION OF COMPANY.

                  (a) The Company shall not in a single transaction or through a series of related transactions consolidate with or merge with or into any other corporation or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, unless:

                           (i)      either (A) the Company shall be the
continuing Person, or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are sold, assigned, conveyed, transferred, disposed of or leased as aforesaid (the "Successor Corporation") shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under this Indenture and each Series of Securities;

                           (ii)     immediately after giving effect to such
transaction, no Default shall have occurred and be continuing;

                           (iii)    the Company shall have delivered, or caused
to be delivered, to the Trustee an Officers' Certificate and, as to legal matters, an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters), each in form reasonably satisfactory to the Trustee, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, disposition or lease and such supplemental indenture comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Notwithstanding the foregoing paragraph (a)(ii), the Company or any Subsidiary may consolidate with or merge into the Company or any Subsidiary and no violation of this Section 4.1 shall be deemed to have occurred as a consequence thereof, as long as the requirements of paragraphs (a)(i) and (a)(iii) are satisfied in connection therewith.

SECTION 4.2       SUCCESSOR SUBSTITUTED.

                  (a) Upon any such consolidation or merger, or any sale, assignment, conveyance, transfer, disposition or lease of all or substantially all of the properties or assets of the Company in accordance with Section 4.1, the Successor Corporation shall succeed to and be substituted for the Company under this Indenture and each Series of Securities, and the Company shall (except in the case of a lease) thereupon be released from all obligations hereunder and under each Series of Securities and the Company, as the predecessor corporation, may thereupon or at any time thereafter be dissolved, wound up or liquidated.

                  (b) In the case of any consolidation, merger or sale, assignment, conveyance, transfer, disposition or lease described in Section 4.2(a) above, such changes in form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                        ARTICLE 5 - DEFAULTS AND REMEDIES

SECTION 5.1       EVENTS OF DEFAULT.

                  An "Event of Default" means, with respect to any Series of Securities, any of the following events:

                  (a) default in the payment of interest on any Security of such Series when the same becomes due and payable, and such default continues for a period of 30 days;

                  (b) default in the payment of the principal of any Security of such Series when the same becomes due and payable at maturity or otherwise;

                  (c) material default in performance of any other covenants or agreements in the Securities of such Series or this Indenture and the default continues for 60 days after the date on which written notice of such default is given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in principal amount of the Securities of such Series then outstanding hereunder;

                  (d) there shall have occurred either (i) a default by the Company or any Significant Subsidiary under any instrument or instruments under which there is or may be secured or evidenced any Indebtedness of the Company or any Significant Subsidiary of the Company (other than the Securities of such Series) having an outstanding principal amount of $20,000,000.00 (or its foreign currency equivalent) or more individually or in the aggregate that has caused the holders thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity, unless such declaration has been rescinded within 30 Business Days or (ii) a default by the Company or any Significant Subsidiary in the payment when due of any portion of the principal under any such instrument or instruments, and such unpaid portion exceeds $20,000,000.00 (or its foreign currency equivalent) individually or in the aggregate and is not paid, or such default is not cured or waived, within any grace period applicable thereto, unless

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

such Indebtedness is discharged within 30 Business Days of the Company or a Significant Subsidiary becoming aware of such default;

                  (e) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (i)      commences a voluntary case;

                           (ii)     consents to the entry of an order for relief
against it in an involuntary case;

                           (iii)    consents to the appointment of a Custodian
of it or for all or substantially all of its property;

                           (iv)     makes a general assignment for the benefit
of its creditors; or

                           (v)      admits in writing its inability to generally
pay its debts as such debts become due; or

                           (vi)     takes any comparable action under any
foreign laws relating to insolvency;

                  (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i)      is for relief against the Company or any
Significant Subsidiary in an involuntary case;

                           (ii)     appoints a Custodian of the Company or any
Significant Subsidiary or for all or substantially all of its property; or

                           (iii)    orders the winding up or liquidation of the
Company or any Significant Subsidiary;

or any similar relief is granted under any foreign laws; and the order or decree remains unstayed and in effect for 60 days.

Any notice of Default given by the Trustee or Securityholders under this Section
5.1 must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time or both would become an Event of Default under clause (d), (e) or (f) hereof. Subject to the provisions of
Section 6.1 and 6.2, the Trustee shall not be deemed to have notice or be charged with knowledge of any Default or Event of Default unless written notice thereof shall have been given to the Trustee in accordance with Section 11.2 by the Company, the Paying Agent, any Holder or an agent of any Holder and such notice references the Securities and this Indenture.

SECTION 5.2       ACCELERATION.

                  If an Event of Default (other than an Event of Default specified in clause (e) and (f) of Section 5.1 with respect to the Company) occurs and is continuing with respect to the Securities of any Series, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities of such Series by notice to the Company and the Trustee, may declare the principal of and accrued and unpaid interest on all the Securities of such Series to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (e) or (f) of Section 5.1 with respect to the Company occurs, the principal of and interest on all the Securities of each Series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. If all existing Events of Default with respect to such Series have been cured or waived (except nonpayment of principal or interest that has become due solely because of the acceleration), the acceleration and its consequences in respect of a Series of Securities shall be automatically annulled and rescinded; provided, that such annulment and rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 5.3       OTHER REMEDIES.

                  (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the relevant Securities or to enforce the performance of any provision of such Securities or this Indenture.

                  (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by applicable law.

SECTION 5.4       WAIVER OF PAST DEFAULTS.

                  The Holders of a majority in principal amount of a Series of Securities by written notice to the Trustee may waive an existing Default and its consequences with respect to such Series, except (a) a Default in the payment of the principal of or interest on any Security of such Series or (b) a Default in respect of a provision that under Section 8.2 cannot be amended without the consent of each affected Securityholder of such Series. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 5.5       CONTROL BY MAJORITY.

                  The Holders of a majority in principal amount of the Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to such Series. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, or, subject to Section 6.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability; provided, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification from Securityholders of such Series satisfactory to it in its sole discretion against all risk, losses and expenses caused by taking or not taking such action. Subject to Section 6.1, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Securityholders pursuant to this Indenture, unless such Securityholders shall have provided to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred in compliance with such request or direction.

SECTION 5.6       LIMITATION ON SUITS.

                  A Securityholder of a Series may pursue a remedy with respect to this Indenture or the Securities of such Series only if:

                  (a) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to that Series;

                  (b) the Holders of at least 25% in principal amount of the Securities of such Series make a written request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer to the Trustee security or indemnity reasonably satisfactory to it against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the notice, request and the offer of security or indemnity; and

                  (e) the Holders of a majority in principal amount of the Securities of such Series do not give the Trustee a direction inconsistent with the request during such 60 day period.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another
Securityholder.

SECTION 5.7       RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed or provided for in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 5.8       COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 5.1(a) or (b) occurs and is continuing with respect to a Security, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on such Security for the whole amount of principal and interest remaining unpaid (together with interest on such unpaid interest to the extent lawful) and the amounts provided for in Section 6.7.

SECTION 5.9       TRUSTEE MAY FILE PROOFS OF CLAIM.

                  (a) The Trustee may file such proofs of claim and other papers or documents and take such other actions including participating as a member or otherwise in any committees of creditors appointed in the matter as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the amounts provided in Section 6.7) and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by applicable law or regulations, may vote on behalf of the Holders of each Series in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 6.7. To the extent that the payment of any such amount due to the Trustee under Section 6.7 out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                  (b) No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 5.10      PRIORITIES.

                  If the Trustee collects any money or other consideration pursuant to this Article 5, it shall pay out the money or other consideration in the following order:

                  (a) First: to the Trustee, its attorneys and agents, for all amounts due under Section 6.7;

                  (b) Second: to Securityholders for amounts due and unpaid on the Securities of the relevant Series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such Series for principal and interest, respectively; and

                  (c) Third: to the Company (or to such other party as a court of competent jurisdiction directs).

The Trustee may fix a record date and payment date for any payment to Securityholders of such Series pursuant to this Section 5.10. At least 15 days before such record date, the Company shall give written notice to each Securityholder of such Series and the Trustee of the record date, the payment date and amount to be paid.

SECTION 5.11      UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.7, or a suit by Holders of more than 10% in principal amount of the Securities of any Series.

SECTION 5.12      WAIVER OF STAY OR EXTENSION LAWS.

                  The Company shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                               ARTICLE 6 - TRUSTEE

SECTION 6.1       DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b)      Except during the continuance of an Event of Default:

                           (i)      The duties of the Trustee shall be
determined solely by the express provisions of this Indenture and the Trustee need perform only, and shall not be liable except for the performance of, those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii)     In the absence of bad faith on its part, the
Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i)      This paragraph (c) does not limit the effect
of paragraph (b) of this Section 6.1.

                           (ii)     The Trustee shall not be liable for any
error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (iii)    The Trustee shall not be liable with respect
to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.2, 5.4 or 5.5.

                           (iv)     No provision of this Indenture shall require
the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any risk, loss, liability or expense.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 6.1.

                  (e) The Trustee, in its capacity as Trustee and Registrar and Paying Agent, shall not be liable to the Company, the Securityholders or any other Person for interest on any money received by it, including money with respect to principal of or interest on the Securities of any Series, except as the Trustee may agree with the Company.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by applicable law.

SECTION 6.2       RIGHTS OF TRUSTEE.

                  (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters) or both covering such matters as it shall reasonably determine. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care by it hereunder.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of applicable law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice of such counsel.

                  (f) The Trustee shall not be obligated to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or any other paper or document.

                  (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.2 and to the provisions of
Section 315 of the TIA.

SECTION 6.3       INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
6.10 and 6.11.

SECTION 6.4       TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities of any Series, it shall not be accountable for the Company's use of the proceeds from the Securities of any Series or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent (except for any use or application caused by the gross negligence or willful misconduct of the Trustee), and it shall not be responsible for any recital or statement in this Indenture or the Securities of any Series other than its authentication. The Trustee shall have no duty to ascertain or inquire as to the performance of the Company's covenants in Article 3 hereof.

SECTION 6.5       NOTICE OF DEFAULTS.

                  If a Default or an Event of Default occurs and is continuing and if it is actually known to a Trust Officer of the Trustee, the Trustee shall mail to Securityholders of the affected Series a notice of the Default or Event of Default within 90 days after a Trust Officer of the Trustee has actual knowledge of the occurrence thereof. Except in the case of a Default in any payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders of the affected Series.

SECTION 6.6       REPORTS BY TRUSTEE TO HOLDERS.

                  (a) Within 60 days after the first July 15 following the first issuance of Securities hereunder and for so long as Securities are outstanding hereunder, the Trustee shall mail to Securityholders a brief report dated as of such date that complies with TIA Section 313(a) if required by that section. The Trustee also shall comply with TIA Section 313(b)(2).

                  (b) A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange or securities association on which Securities are listed or quoted. The Company shall promptly notify the Trustee when Securities are listed or quoted on any stock exchange or securities association and of any delisting thereof.

SECTION 6.7       COMPENSATION AND INDEMNITY.

                  (a) The Company shall pay to the Trustee from time to time such compensation for its services as the parties shall agree. The Trustee's compensation shall not be limited by any applicable law on compensation of a trustee of an express trust. In addition to compensation for its services, the Company shall reimburse the Trustee upon request for all reasonable out-of-pocket disbursements, expenses and advances incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket disbursements and expenses of the Trustee's agents, counsel and other professionals.

                  (b) The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability, claim or expense, including reasonable attorneys' fees, disbursements and expenses, incurred by it arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's own negligence or bad faith.

                  (d)      To secure the Company's payment obligations in this
Section 6.7, the Trustee shall have a Lien prior to the Holders of Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of any Series.

                  (e) Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(e) or (f) occurs, the expenses and the compensation for the services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                  (f) The Company's obligations under this Section 6.7 and any Lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article 7 of this Indenture and the termination of this Indenture.

                  (g) When the Trustee incurs expenses or renders services following the occurrence of an Event of Default specified in Section 5.1(e), the Trustee's claim for expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of any claim of the Holders in a proceeding under any Bankruptcy Law, and such expenses and compensation for services are intended to constitute expenses of administration under any Bankruptcy Law. The Company's obligations under this Section 6.7 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article 9 and any rejection or termination under any Bankruptcy Law.

SECTION 6.8       REPLACEMENT OF TRUSTEE.

                  (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.8.

                  (b) The Trustee may resign at any time with respect to any Series of Securities by so notifying the Company in writing. Provided that no Event of Default has occurred and is continuing, the Company may remove the Trustee with respect to any Series of Securities at any time by so notifying in writing the Trustee of such Series of Securities. The Holders of a majority in principal amount of the Securities of any Series may, by written notice to the Trustee, remove the Trustee as Trustee with respect to that Series of Securities by so notifying the Trustee and the Company. The Company, by notice to such Trustee, shall remove such Trustee if:

                  (i)      such Trustee fails to comply with Section 6.10;

                  (ii)     such Trustee is adjudged a bankrupt or an insolvent;

                  (iii) a receiver or public officer takes charge of such Trustee or its property; or

                  (iv)     such Trustee becomes incapable of acting.

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

                  (c) If the Trustee resigns or is removed or becomes incapable of acting or if a vacancy exists in the office of Trustee for any reason with respect to one or more Series of Securities, the Company by Board Resolution shall promptly appoint a successor Trustee or Trustees with respect to such Series of Securities (it being understood that any such successor Trustee may be appointed with respect to one or more or all Series of Securities and at any time there shall be only one Trustee with respect to any particular Series of Securities). Within one year after the successor Trustee of a Series of Securities takes office, the Holders of a majority in principal amount of such Securities of the affected Series may appoint a successor Trustee of such Series to replace the successor Trustee of such Series appointed by the Company.

                  (d) If a successor Trustee for a particular Series of Securities does not take office within 60 days after the retiring Trustee of such Series resigns or is removed, the retiring Trustee of such Series, the Company or the Holders of at least 10% in principal amount of the Securities of the affected Series may petition any court of competent jurisdiction for the appointment of a successor Trustee for such Series.

                  (e) If the Trustee for a particular Series of Securities fails to comply with Section 6.10, any Securityholder who has been a bona fide Holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee of such Series and the appointment of a successor Trustee of such Series. The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any Series and each appointment of a successor Trustee with respect to the Securities of any Series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such Series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such Series and the address of its corporate trust office.

                  (f) A successor Trustee of all Securities shall execute, acknowledge and deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and such successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. Provided that all sums owing to the retiring Trustee have been indefeasibly paid in full, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.7(d). Notwithstanding the replacement of the Trustee pursuant to this Section 6.8, the Company's obligations under Section 6.7 hereof shall continue for the benefit of the retiring Trustee.

                  (g) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more Series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those

Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further action, shall become vested with all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates; but, provided that all sums owing to the retiring Trustee have been indefeasibly paid in full, on request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, subject to the Lien provided for in Section 6.7(d).

                  (h) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to paragraphs (f) or (g) above, as the case may be.

                  (i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 6.

SECTION 6.9       SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 6.10      ELIGIBILITY; DISQUALIFICATION; CONFLICTING INTERESTS.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and (10). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
Section 310(b). Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the second-to-last paragraph of TIA Section 310(b). If the Trustee has or shall acquire any conflicting interest, with respect to the Securities of a Series, it shall within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that Series in the manner prescribed in the TIA.

SECTION 6.11      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee shall comply with TIA Section 311(a), except with respect to any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed is subject to TIA Section 311(a) to the extent indicated.

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

               ARTICLE 7 - SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 7.1       DISCHARGE OF LIABILITY ON SECURITIES.

                  If (a) the Company delivers to the Trustee all outstanding Securities of a Series (other than Securities replaced or paid pursuant to Section 2.8 or Securities for whose payment money has theretofore been deposited in trust by the Company with the Trustee or a Paying Agent and thereafter repaid to the Company as provided in the second sentence of Section 7.6) for cancellation or (b) all outstanding Securities of such Series have become due and payable and the Company irrevocably deposits with the Trustee as trust funds solely for the benefit of the Holders for that purpose funds sufficient to pay at maturity or on redemption the principal of and all accrued interest on all outstanding Securities of such Series (other than Securities replaced or paid pursuant to Section 2.8 or Securities for whose payment money has heretofore been deposited in trust by the Company with the Trustee or Paying Agent and thereafter repaid to the Company as provided in the second sentence of Section 7.6), and if in either case the Company pays all other sums payable hereunder by the Company with respect to such Series, then, subject to Sections 7.2 and 7.7, this Indenture shall cease to be of further effect with respect to such Series. The Trustee shall acknowledge satisfaction and discharge of this Indenture with respect to such Series on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters) and at the cost and expense of the Company.

SECTION 7.2       TERMINATION OF COMPANY'S OBLIGATIONS.

                  (a) Except as otherwise provided in this Section 7.2, the Company may terminate its obligations under the Securities of a Series and this Indenture with respect to such Series if:

                           (i)      the Securities of such Series mature or are
redeemable within one year,

                           (ii)     with reference to this Section 7.2, the
Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) and conveyed all right, title and interest for the benefit of the Holders of such Series, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of such Holders, in and to, (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment referred to in this clause (ii), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of any reinvestment of interest and after payment of all federal, state and local taxes or other fees, charges and assessments in respect thereof payable by the Trustee or Paying Agent, the principal of and interest on the outstanding Securities of such Series when due; provided, that the Trustee or Paying Agent shall have been irrevocably instructed in writing to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to such Series;

                           (iii)    no Default with respect to such Series shall
have occurred and be continuing on the date of such deposit,

                           (iv)     such deposit will not result in or
constitute a Default or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound; and

                           (v)      the Company has delivered to the Trustee an
Officers' Certificate and an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters), in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to such Series have been complied with;

provided, that if the Securities of the Series are to be redeemed, either the Securities have been called for redemption or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of the notice of redemption by the Trustee in the name, and at the expense, of the Company.

                  (b) With respect to the foregoing, the Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.12, 3.1, 3.2, 6.7,
6.8, 7.5, 7.6 and 7.7 shall survive until the Securities of such Series are no longer outstanding. Thereafter, only the Company's obligations in Sections 6.7, 6.8, 7.6 and 7.7 shall survive. After any such irrevocable deposit and fulfillment of the other requirements of this Section 7.2, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such Series and this Indenture with respect to such Series except for those surviving obligations specified above.

SECTION 7.3       DEFEASANCE AND DISCHARGE OF INDENTURE.

                  (a) Unless otherwise provided with respect to a Series of Securities in accordance with Section 2.1, the Company will be deemed to have paid and will be discharged from any and all obligations in respect of such Series on the 123rd day after the date of the deposit referred to in Section 7.3(b)(i), and the provisions of this Indenture will no longer be in effect with respect to such Series, in each case subject to paragraph (d) of this Section 7.3, and the Trustee, at the reasonable request of and at the expense of the Company, shall execute proper instruments acknowledging the same, except as to
(i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities of such Series, (iii) rights of Holders of such Series to receive payments of principal thereof and interest thereon, (iv) the Company's obligations under Section 3.2,
(v) the rights, obligations and immunities of the Trustee hereunder including those arising under Section 6.7 hereof, (vi) the rights of the Holders of such Series as beneficiaries of this Indenture with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the rights, obligations and immunities which survive as provided in Section 7.3(c).

                  (b) The provisions of Section 7.3(a) shall only take effect provided that the following conditions shall have been satisfied:

                           (i)      with reference to this Section 7.3, the
Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) and conveyed all right, title and interest for the benefit of the Holders of such Series, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of such Holders, in and to, (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment referred to in this clause (b)(i), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of any reinvestment of interest and after payment of all federal, state and local taxes or other fees, charges and assessments in respect thereof payable by the Trustee or Paying Agent, the principal of and interest on the outstanding Securities of such Series when due; provided, that the Trustee or Paying Agent shall have been irrevocably instructed in writing to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to such Series;

                           (ii)     such deposit will not result in or
constitute a Default or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

                           (iii)    no Default with respect to such Series shall
have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after such date of deposit;

                           (iv)     the Company shall have delivered to the
Trustee (A) either (1) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 7.3 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (2) an Opinion of Counsel (who may not be an employee of the Company) to the same effect as the ruling described in clause (A)(1) hereof accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (B) an Opinion of Counsel to the effect that (1) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (2) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder of such Series who may be deemed to be an "insider" for purposes of Title 11 of the United States Code, after one year following the deposit), the trust funds will not be subject to the effect of
Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (x) the trust funds will no longer remain the property of the Company (and therefore, will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (y) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company,
(I) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to Holders of such Series, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (II) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding; and

                           (v)      the Company has delivered to the Trustee an
Officers' Certificate and an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters), in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.3 have been complied with.

                  (c) Notwithstanding the foregoing clause (b)(i), prior to the end of the 123-day period referred to in clause (b)(iv)(B)(2) above, none of the Company's obligations under this Indenture with respect to such Series shall be discharged. Subsequent to the end of such 123-day period with respect to this
Section 7.3, the Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.12, 3.1, 3.2, 6.7, 6.8, 7.6 and 7.7 shall survive with respect to such Series until the Series is no longer outstanding. Thereafter, only the Company's obligations in Sections 6.7, 7.6 and 7.7 shall survive with respect to such Series. If and when a ruling from the Internal Revenue Service or Opinion of Counsel referred to in clause (b)(iv)(A) above is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under Section 3.1, then the Company's obligations under such Section 3.1 with respect to such Series shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.3.

                  (d) After any such irrevocable deposit and the fulfillment of the other requirements of this Section 7.3, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such Series and this Indenture with respect to such Series except for those surviving obligations in paragraph (c) above.

                  (e) Before or after a deposit pursuant to this Section 7.3, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 9.

SECTION 7.4       DEFEASANCE OF CERTAIN OBLIGATIONS.

                  (a) If so provided with respect to a Series of Securities in accordance with Section 2.1, the Company may omit to comply with any term, provision or condition set forth in any covenant established with respect to such Series pursuant to Section 2.1(b(ix), and clause (c) of Section 5.1 with respect to any such covenant, and clause (d) of Section 5.1 shall be deemed not to be an Event of Default, in each case with respect to the outstanding Securities of such Series, if:

                           (i)      with reference to this Section 7.4, the
Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or Paying Agent (other than the

Company or a Subsidiary or Affiliate of the Company) and conveyed all right, title and interest for the benefit of the Holders of such Series, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of such Holders, in and to, (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment referred to in this clause (i), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of any reinvestment of interest and after payment of all federal, state and local taxes or other fees, charges and assessments in respect thereof payable by the Trustee or Paying Agent, the principal of and interest on the outstanding Securities of such Series when due; provided, that the Trustee or Paying Agent shall have been irrevocably instructed in writing to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to such Series;

                           (ii)     such deposit will not result in or
constitute a Default or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

                           (iii)    no Default with respect to such Series shall
have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after such date of deposit;

                           (iv)     the Company has delivered to the Trustee an
Opinion of Counsel (who may not be an employee of the Company) to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (B) such Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 7.4 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised and (C) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder of such series who may be deemed to be an "insider" for purposes of Title 11 of the United States Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either
(1) the trust funds will no longer remain the property of the Company (and therefore, will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (2) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, (x) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to Holders of such Series, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (y) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding; and

                           (v)      the Company has delivered to the Trustee an
Officers' Certificate and an Opinion of Counsel (which may rely upon an Officers' Certificate as to factual matters), in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.4 have been complied with.

                  (b) After any such irrevocable deposit and the fulfillment of the other requirements of this Section 7.4, the Trustee upon written request shall acknowledge in writing the discharge of such of the Company's obligations under the Securities of such Series and this Indenture with respect to such Series as the Company may omit to comply with pursuant to this Section 7.4.

                  (c) Before or after a deposit pursuant to this Section 7.4, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 9.

SECTION 7.5       APPLICATION OF TRUST MONEY.

                  Subject to Section 7.7 of this Indenture, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the relevant Series. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by applicable law; provided, that the Paying Agent shall at all times be subject to any segregation requirements imposed by the TIA or other applicable law. The Trustee shall be under no obligation to invest such money or U.S. Government Obligations and in no event shall the Trustee have any liability for, or in respect of, any such investment made.

SECTION 7.6       REPAYMENT TO COMPANY.

                  Subject to Sections 6.7, 7.1, 7.2, 7.3 and 7.4 of this Indenture, the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or U.S. Government Obligations held by them at any time pursuant to this Article 7, which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which delivery shall only be required if U.S. Government Obligations have been so provided), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent discharge or defeasance in accordance with this Article 7, and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest of any Series that remains unclaimed for two years; provided, that the Company shall if requested by the Trustee or the Paying Agent, give the Trustee or such Paying Agent indemnification reasonably satisfactory to it against any and all liability which may be incurred by it by reason of such payment. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

SECTION 7.7       REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of the applicable Series shall be revived and reinstated as though no deposit had occurred pursuant to
Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be; provided, that, if the Company has made any payment of principal of or interest on any Series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Series to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

SECTION 7.8       DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
                  TRUST: MISCELLANEOUS PROVISIONS.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited or the principal and interest received in respect thereof other than any such tax, fee or other charge which by applicable law is for the account of the Holders of outstanding Securities.

SECTION 7.9       TERMS AND CONDITIONS OF DEFEASANCE SUBJECT TO SECTION 2.1.

                  The terms and conditions of Sections 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7 and 7.8 are each subject to any modifications thereof effected pursuant to Section 2.1(b)(xv).

                     ARTICLE 8 - AMENDMENTS AND SUPPLEMENTS

SECTION 8.1       WITHOUT CONSENT OF HOLDERS.

                  (a) The Company, when authorized by a Board Resolution, and the Trustee may amend this Indenture as it relates to any one or more Series of Securities or enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as then in effect) with respect to any one or more Series of Securities without notice to or the consent of any Securityholder for one or more of the following purposes:

                           (i)      to cure any ambiguity, omission, defect or
inconsistency;

                           (ii)     to comply with Article 4;

                           (iii)    to provide for uncertificated Securities of
such Series in addition to certificated Securities of such Series; provided, that such uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that such uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

                           (iv)     to add additional guarantees with respect to
such Series or to secure such Series;

                           (v)      to add to the covenants of the Company for
the benefit of the Holders of such Series or to surrender any right or power herein conferred upon the Company;

                           (vi)     to comply with the requirements of the SEC
in connection with qualification of the Indenture under the TIA;

                           (vii)    to make any change that does not adversely
affect the rights of any Securityholder of such Series, including changing any payment record dates as necessary to conform to then-current market practice; or

                           (viii)   to provide for the issuance of Securities
with terms not currently contemplated by Section 2.1.

                  (b)      After an amendment or supplement pursuant this
Section 8.1 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section 8.1.

SECTION 8.2       WITH CONSENT OF HOLDERS.

                  (a) The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture with respect to any one or more Securities with the written consent of the Holders of a majority in principal amount of the Securities of such Series affected by such amendment or supplement. However, without the consent of each Securityholder of each Series affected, an amendment or supplement under this Section 8.2 may not:

                           (i)      reduce the amount of Securities the Holders
of which must consent to an amendment or supplement or waiver;

                           (ii)     reduce the rate of or change the time for
payment of interest on any Security;

                           (iii)    reduce the principal of or change the Stated
Maturity of any Security;

                           (iv)     modify any redemption or repurchase right to
the detriment of a Holder;

                           (v)      make any Security payable in currency or
consideration other than that stated in the Security;

                           (vi)     make any change in Section 5.4, Section 5.7
or this second sentence of this Section 8.2(a); or

                           (vii)    make any change in Article 10 or otherwise
modify any subordination provisions applicable to the Securities.

                  (b) An amendment or supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

                  (c) It shall not be necessary for the consent of the Holders under this Section 8.2 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

                  (d)      After an amendment or supplement under this Section
8.2 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section 8.2.

SECTION 8.3       COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment or supplement to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 8.4       REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver under this Article 8 becomes effective, a consent to it by a Holder of any Security is a continuing consent by the Holder and every subsequent Holder of Securities of that Series or portion thereof that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. After an amendment or supplement becomes effective, it shall bind every Securityholder of the affected Series.

SECTION 8.5       NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment changes the terms of a Security, the Trustee may require the Holders of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Securities of such Series regarding the changed terms and return it to the Holders. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Securities of such Series shall issue and the Trustee shall authenticate new Securities of such Series that reflect the changed terms. Failure to make the appropriate notation or to issue new Securities of such Series shall not affect the validity of such amendment.

SECTION 8.6       TRUSTEE TO SIGN AMENDMENTS.

                  The Trustee shall sign any supplemental indenture which sets forth an amendment or supplement authorized pursuant to this Article 8 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee under this Indenture or otherwise. If it does, the Trustee may but need not sign it. In signing such supplemental indenture the Trustee shall be entitled to receive indemnification reasonably acceptable to it and to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and, with respect to an amendment or supplement pursuant to Section 8.2, evidence of the consents of Holders required in connection therewith.

SECTION 8.7       FIXING OF RECORD DATES.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 2.6 prior to such solicitation. If a record date is fixed, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date; provided, that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of outstanding Securities prior to the date which is 120 days after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                             ARTICLE 9 - REDEMPTION

SECTION 9.1       APPLICABILITY OF ARTICLE.

                  Securities of any Series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.1) in accordance with this
Article 9.

SECTION 9.2       ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem Securities of any Series shall be evidenced by a resolution of the Board of Directors. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such Series to be redeemed. In the case of any redemption of such Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) that is subject to compliance with any conditions provided for in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate confirming compliance with such restriction or conditions.

SECTION 9.3       SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

                  (a) If less than all the Securities of the Series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the

Redemption Date by the Trustee, from the outstanding Securities of such Series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to authorized denominations for Securities of that Series) of the principal amount of Securities of such Series.

                  (b) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 9.4       NOTICE OF REDEMPTION.

                  (a) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's registered address.

                  (b) All notices of redemption shall identify the Securities to be redeemed (including CUSIP and, if applicable, ISIN and Common Code numbers) and shall state:

                           (i)      the Redemption Date,

                           (ii)     the Redemption Price,

                           (iii)    if less than all the outstanding Securities
of such Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                           (iv)     that on the Redemption Date, the Redemption
Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                           (v)      the place or places where such Securities
are to be surrendered for payment of the Redemption Price, and

                           (vi)     that the redemption is for a sinking fund,
if such is the case.

                  (c) Notice of redemption of Securities of any Series to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

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

SECTION 9.5       DEPOSIT OF REDEMPTION PRICE.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such at the close of business on the relevant record dates according to their terms. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 9.6       SECURITIES REDEEMED IN PART.

                  Any Security which is to be redeemed only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee for such Security so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute a written order signed by two Officers and the Trustee shall, upon receipt of such order, authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same Series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                    ARTICLE 10 - SUBORDINATION OF SECURITIES

SECTION 10.1      SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

                  The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 10, the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Indebtedness and that no payment on account of principal of, premium, if any, or interest on the Securities and no acquisition of, or payment on account of any sinking fund for, the Securities may be made unless full payment of all amounts then due for principal, premium, if any, and interest then due on all Senior Indebtedness by reason of the maturity thereof (by lapse of time, acceleration or otherwise) has been made or duly provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness.

SECTION 10.2      PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any distribution of the Company's assets in connection with any dissolution, winding up, liquidation or reorganization of the Company, whether voluntary or involuntary, in any proceeding under any Bankruptcy Law (each such event, if any, herein sometimes referred to as a "Proceeding"), or upon an assignment for the benefit of creditors or otherwise: (i) all Senior Indebtedness (including all interest accruing on or after the filing of any petition in bankruptcy relating to the Company at the relevant contractual rate, whether or not such claim for post-petition interest is allowed in such Proceeding) must be paid in full in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness before the Holders of the Securities are entitled to any payments or distributions of any kind or character; and (ii) any payment or distribution of the Company's assets of any kind or character, whether in cash, securities or other property, which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of such Senior Indebtedness (or their representative or trustee) in accordance with the priorities then existing among such holders until all Senior Indebtedness shall have been paid in full in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness before any payment or distribution is made to the Holders of the Securities.

                  (b) In the event that notwithstanding the subordination provisions set forth herein, any payment or distribution of assets of any kind or character is made on the Securities at a time when the respective payment is not permitted to be made as a result of the subordination provisions described in Section 10.2(a) and before all Senior Indebtedness is paid in full in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness, the Trustee or the Holders of the Securities receiving such payment will be required to pay over such payment or distribution to the holders of such Senior Indebtedness and shall hold such amounts in trust for the benefit of the holders of the Senior Indebtedness until such amounts are paid over.

                  (c) For the purposes of this Article 10 only, the words "any payment or distribution of any kind or character" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article 10. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article 4 shall not be deemed a Proceeding for the purposes of this Section 10.2 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article 4.

SECTION 10.3      PAYMENT BLOCKAGE UPON ACCELERATION OF SENIOR INDEBTEDNESS,
                  ETC.

                  (a) During the continuance of any event of default with respect to any class or series of Senior Indebtedness pursuant to which the maturity thereof may be accelerated, upon the occurrence of (i) receipt by the Trustee of written notice from the holders of a majority of the outstanding principal amount of such Senior Indebtedness or their representative, or (ii) if such event of default results from the acceleration of the Securities, the date of such acceleration, no payment may be made by the Company upon or in respect of the Securities for a period ("Payment Blockage Period") commencing on the earlier of the date of receipt of such notice or the date of such acceleration and ending 179 days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Trustee from the holders of a majority of the outstanding principal amount of such Senior Indebtedness or their representative who delivered such notice); provided, that notwithstanding anything herein to the contrary, in no event will a Payment Blockage Period extend beyond 179 days from the date on which such Payment Blockage Period was commenced; provided, further, that not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. For all purposes of this Section 10.3, no event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a second Payment Blockage Period by the holders of such Senior Indebtedness or their representative whether or not within a period of 360 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                  (b)      In the event that, notwithstanding the provisions of
Section 10.3(a), the Company shall make any payment to the Trustee or any Holder of the Securities prohibited by the provisions of Section 10.3(a), and if such fact shall, at or prior to the time of such payment, have been made known, as set forth in Section 10.10, to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  (c) The provisions of this Section 10.3 shall not apply to any payment with respect to which Section 10.2 would be applicable.

SECTION 10.4      NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

                  (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on, or any other amounts owing with respect to, any Senior Indebtedness when the same becomes due and payable or in the event any judicial proceeding shall be pending with respect to any such default, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment or distribution of any kind or character, whether in cash, properties or Securities shall be made by the Company on account of principal of (or premium, if any) or interest, if any, on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary.

                  (b) The Company shall give prompt written notice to the Trustee of any default in payment of principal of or interest on any Senior Indebtedness; provided that no failure to give such a notice shall have any effect whatsoever on the subordination provisions described herein.

                  (c) In the event that, notwithstanding the provisions of this Section 10.4, the Company shall make any payment to the Trustee or the Holder of the Securities prohibited by the provisions of this Section 10.4, and if such fact shall, at or prior to the time of such payment, have been made known as set forth in Section 10.10, to the Trustee or, as the case may be, such

Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  (d) The provisions of this Section shall not apply to any payment with respect to which Section 10.2 would be applicable.

SECTION 10.5      PAYMENT PERMITTED IF NO DEFAULT.

                  Nothing contained in this Article 10 or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 10.2 or under the conditions described in Sections 10.3 and 10.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) except with respect to the payment over provisions of this Article 10, the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders if, at the time of such application by the Trustee, the Trustee did not have knowledge that such payment would have been prohibited by the provisions of this Article 10.

SECTION 10.6      SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

                  Subject to the payment in full of all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 10 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 10, and no payments pursuant to the provisions of this Article 10 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 10.7      PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

                  The provisions of this Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness, or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this
Article 10 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 10.8      TRUSTEE TO EFFECTUATE SUBORDINATION.

                  Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article 10 and appoints the Trustee his or her attorney-in-fact for any and all such purposes; provided, however, that with respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this
Article 10, and no implied covenants or obligations with respect to the holders of any Senior Indebtedness will be inferred against the Trustee as a result of this Indenture.

SECTION 10.9      NO WAIVER OF SUBORDINATION PROVISIONS.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

SECTION 10.10     NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a person representing itself as a holder of Senior Indebtedness or from any trustee, agent or representative therefor at least two (2) Business Days prior to the date of such payment and, prior to the receipt of any such notice, the Trustee shall be entitled to assume that no such facts exist. In the event the Trustee receives any written notice from the Company pursuant to this
Section 10.10 regarding any fact that would prohibit the making of any payment to or by the Trustee in respect of the Securities, Trustee shall not be charged with knowledge of any cure of such fact unless and until the Trustee receives an Officers' Certificate certifying to such cure.

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

SECTION 10.11     RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION
                  AGENT.

                  Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee, subject to the provisions of
Article 6, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which a Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.12     TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

                  The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 6, shall not be liable to the holder of any Senior Indebtedness if it shall pay over or deliver to Holders, the Company, or any other Person, cash, property or securities to which any holder of Senior Indebtedness shall be entitled to by virtue of this Article 10 or otherwise.

SECTION 10.13 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 10 with respect to any Senior Indebtedness which may at any time be held by it to the same extent as any other holder of Senior Indebtedness and, subject to the requirements of the TIA, nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 10.14     ARTICLE APPLICABLE TO PAYING AGENTS.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intent and purposes as if such Paying Agent were named in this Article 10 in addition to or in place of the Trustee.

                           ARTICLE 11 - MISCELLANEOUS

SECTION 11.1      TRUST INDENTURE ACT CONTROLS.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of TIA Sections 310 to 317, inclusive, through operation of TIA Section 318(c), such imposed duties shall control.

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

SECTION 11.2      NOTICES.

                  (a) Any notice or communication shall be in writing and delivered in person, or mailed by first-class mail (certified, return receipt requested), addressed as follows:

                  If to the Company:

                  Trustmark Corporation
                  248 East Capitol Street
                  Jackson, Mississippi 39201
                  Attention: Treasurer
                  Telephone: (601) 208-5111
                  Facsimile: (601) 208-7966

                  if to the Trustee:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administration
                  Telephone: (302) 651-1000
                  Facsimile: (302) 651-8882

The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications. Any notice to the Trustee under this Indenture shall be deemed given only when received by the Trustee at the address specified in this Section 11.2.

                  (b) Any notice or communication to a Securityholder shall be mailed by first-class mail to the Securityholder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

                  (c) If a notice or communication is mailed in the manner provided in this Section 11.2 within the time prescribed, it is duly given, whether or not the addressee receives it.

                  (d) If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 11.3      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

                  Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

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

SECTION 11.4      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee:

                  (a) an Officers' Certificate in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent and the statements set forth in Section 11.5), if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel (which may rely upon an Officers' Certificate as to factual matters and shall include the statements set forth in Section 11.5), all such conditions precedent have been complied with.

SECTION 11.5      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture other than certificates provided pursuant to Section 3.3 shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 11.6      RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.7      PAYMENT ON LEGAL HOLIDAYS.

                  If a payment date is a Legal Holiday, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the regular record date shall not be affected.

SECTION 11.8      SUCCESSORS; NO RECOURSE AGAINST OTHERS.

                  (a) All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  (b) All liability of the Company described in the Securities insofar as it relates to any director, officer, employee or stockholder, as such, of the Company is waived and released by each Securityholder.

SECTION 11.9      DUPLICATE ORIGINALS.

                  The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 11.10     GOVERNING LAW.

                  This Indenture and the Securities shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its conflicts of law rules, as though entered into by New York residents and to be performed entirely within the State of New York.

TRUSTMARK CORPORATION                          WILMINGTON TRUST COMPANY

By: _______________________________            By: _____________________________
    Name:                                          Name:
    Title:                                         Title:

                                                                       EXHIBIT A

                           (Form of Face of Security)

                  [THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") OR A NOMINEE THEREOF. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.]*

* Insert in Global Security only.

                              TRUSTMARK CORPORATION

                             % SUBORDINATED NOTE DUE

No.____                                                       $________________
                                                              CUSIP:
                                                              ISIN:
                                                              Common Code:

         Trustmark Corporation, a Delaware corporation, promises to pay to [Cede & Co.]* [ ], or registered assigns, the principal sum of ____________ Dollars on
_______________.

                Interest Payment Dates: __________ and __________
                     Record Dates: __________ and __________

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture (as defined on the reverse hereof), subordinate and subject in right of payments to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Additional provisions of this Security are set forth on the reverse hereof.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date: _______________

                                          TRUSTMARK CORPORATION

                                          By ___________________________________
                                             Name:
                                             Title:

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION:

WILMINGTON TRUST COMPANY, as

Trustee, certifies that this is
one of the Securities referred to
in the Indenture.

By: _________________________             Dated: _______________________________
        Authorized Officer

* Insert in Global Security only.

                          (Form of Reverse of Security)

                              TRUSTMARK CORPORATION
                        ___% SUBORDINATED NOTE DUE _____

                  (1) Interest. Trustmark Corporation, a Mississippi corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the interest rate per annum shown above. The Company will pay interest semiannually on __________ and __________ of each year. Interest on the Securities of this Series will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from ________________. Interest will be computed [on the basis of a 360 day year consisting of twelve 30 day months] [as set forth in the Directors' Certificate or supplemental indenture delivered pursuant to Section 2.1].

                  (2) Method of Payment. The Company will pay interest on the Securities of this Series (except Defaulted Interest) to the persons who are registered Holders of Securities of this Series at the close of business on the record date next preceding the interest payment date even though such Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

                  (3) Paying Agent, Registrar. Initially, Wilmington Trust Company, a Delaware banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. The Company may act as Paying Agent or Registrar.

                  (4) Indenture. The Company issued the Securities of this Series under an Indenture dated as of ___________ ____, 2003 (the "Indenture") between the Company and the Trustee. The Securities are unsecured general obligations of the Company issued and to be issued in one or more Series under the Indenture and may be issued in an unlimited principal amount. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"). Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms.

                  (5)      Redemption. [set forth redemption provisions if any.]

                  (6) Denominations; Transfer; Exchange. The Securities of this Series are in registered form without coupons in denominations as set forth in the Security. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by applicable law or permitted by the

Indenture. The Company shall not be required (a) to issue, register the transfer of or exchange any Securities of a Series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 9.3 of the Indenture and ending at the close of business on the day of such mailing or
(b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (7) Defeasance. Subject to certain conditions and unless otherwise provided in the terms of the Securities of this Series, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity.

                  (8) Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) will be paid to the person that was the registered Holder on the relevant record date for such payment of interest.

                  (9) Amendments and Waivers. Subject to certain exceptions, (a) the Indenture or the Securities may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Securities of each Series affected; and (b) any existing default with respect to the Securities of this Series may be waived with the consent of the Holders of a majority in principal amount of the Securities of such Series. Without the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for guarantees with respect to, or security for, the Securities, or to comply with the TIA or to add additional covenants or surrender Company rights, or to make any change that does not adversely affect the rights of any Securityholder.

                  (10) Remedies. If an Event of Default with respect to the Securities of this Series occurs and is continuing, the Trustee or Holders of at least 25% in principal amount of the Securities of this Series may declare all the Securities of this Series to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities of this Series except as provided in the Indenture. The Trustee may require an indemnity before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities of a Series may direct the Trustee in its exercise of any trust or power with respect to such Series. The Trustee may withhold from Securityholders notice of any continuing default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

                  (11) Trustee Dealings with Company. Subject to the provisions of the TIA, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee will initially be Wilmington Trust Company.

                  (12) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                  (13) Authentication. This Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

                  (14) Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities. No representation is made as to the accuracy of such numbers (or as to the accuracy of ISIN numbers, Common Code numbers or similar numbers) as printed on the Securities and reliance may be placed only on the other identification numbers placed thereon.

                  THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS SECURITY, IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: TREASURER, TRUSTMARK CORPORATION, 248 EAST CAPITOL STREET, JACKSON, MISSISSIPPI, TELEPHONE:
(601) 208-5111, FACSIMILE: (601) 208-7966.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

    I or we assign and transfer this Security to

                  (Insert assignee's soc. sec or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ________________________             Signed: ____________________________
                                            (Sign exactly as your name appears
                                            on the other side of this Security)

Signature Guarantee: ___________________________________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.